POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P International Developed High Quality Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (06/13/07)
Return Before Taxes	16.86%	14.55%	(1.49)%
Return After Taxes on Distributions	16.64%	14.43%	(1.53)%
Return After Taxes on Distributions and Sale of Fund Shares	10.18%	12.09%	(0.81)%
S&P International Developed High Quality Rankings Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)(1)	18.13%	N/A	N/A
Blended—S&P International Developed High Quality Rankings Index(2) (reflects no deduction for fees, expenses or taxes)	18.13%	15.70%	(0.21)%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.78%	12.44%	0.70%

Please Retain This Supplement For Future Reference.

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